SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2012 (November 1, 2012)

Southern States Sign Company

(Exact name of small business issuer as specified in its charter)

Nevada	26-3014345
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Viale Bruno Buozzi 83, Rome, Italy (Address of principal executive offices)

39.06.80692582
(Issuer’s telephone number)

__________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 7, 2012, Southern States Sign Company (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (the “SEC”) disclosing the consummation, on November 1, 2012, of a share exchange transaction (the “Share Exchange”) with Conte Rosso & Partners S.r.l., a limited liability company organized under the laws of Italy (“CR&P”), and the holders of all of the outstanding capital stock of CR&P, pursuant to which the Company acquired 100% of the issued and outstanding capital stock of CR&P in exchange for 21,250,000 shares of the Company’s common stock. The Company reported that, for accounting purposes, the Share Exchange was treated as a reverse merger, with CR&P as the acquirer and the Company as the acquired party. In connection with the Share Exchange, the Company adopted the fiscal year end of CR&P, which is December 31.

The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for CR&P, the accounting acquirer, including its unaudited consolidated financial statements for the nine months ended September 30, 2012 and 2011, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer. Accordingly, the Company is filing herewith as Exhibit 99.1 the information that would be included in a Quarterly Report on Form 10-Q for the period ended September 30, 2010 if CR&P were to file such form.

Effective November 8, 2012, Antonio Conte became the Principal Financial Officer of the Company. The biographical information for Antonio Conte in incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 7, 2012.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Original Filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Included in Exhibit 99.1 filed herewith are the unaudited consolidated financial statements of CR&P for the nine months ended September 30, 2012 and 2011. The Original Filing included the unaudited consolidated financial statements of CR&P for the six months ended June 30, 2012 and 2011 and the audited consolidated financial statements of CR&P for the years ended December 31, 2011 and 2010.

(b) Pro Forma Financial Information.

The Original Filing also included unaudited pro forma combined financial information of the Company.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Share Exchange Agreement, dated as of November 1, 2012, by and among Conte Rosso & Partners S.r.l. and Southern States Sign Company and the Shareholders of Conte Rosso & Partners S.r.l. (1)
3.1	Articles of Incorporation (2)
3.2	By-Laws (2)
99.1	Form 10-Q disclosure information

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 7, 2012.
(2)	Incorporated by reference to the Company’s Form S-1 filed with the SEC on January 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern States Sign Company

	By:	/s/ Antonio Conte
Antonio Conte
Chief Executive Officer
Dated: November 14, 2012